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                                                                  Exhibit 99.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of The Timberland Company (the "Company"), does hereby certify that to the undersigned's knowledge:

1) the Company's Annual Report on Form 10-K for the period ending December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company's Annual Report on Form 10-K for the period ending December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ Jeffrey B. Swartz
                                                     -------------------------
                                                     Jeffrey B. Swartz
                                                     Chief Executive Officer


Dated: March 27, 2003